U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  October 11, 2010

SWORDFISH FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-7475	41-0831186
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

142 Wembley Way
Rockwall, Texas, 75032
(Address of principal executive offices including zip code)

972-310-1830
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Swordfish Financial, Inc. has been assigned an account for recovery located in Credit Suisse.  Swordfish Financial, Inc. has recently received attached documents confirming the account in Credit Suisse.  Swordfish Financial, Inc. is making the public aware of these new documents.  Also attached is the executed and notarized Deed of Assignment to Swordfish Financial, Inc.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      10.1  Swordfish Financial, Inc. Announces the Execution of “Deed of Assignment” for
            Funds in the Amount of $265,000,000.00 USD

      10.2  Deed of Assignment

      10.3  Certificate of Obligation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWORDFISH FINANICAL, INC.

Date: October 11, 2010	By:	/s/ Michael D. Alexander
Michael D. Alexander, Chief Executive Officer